Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-6

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 6-A1........$      44.02912558      Class 6-A13....$     0.00000000
     Class 6-A2........$       0.00000000      Class 6-A14....$     0.00000000
     Class 6-A3........$       0.00000000      Class 6-A15....$     0.00000000
     Class 6-A4........$       0.69578175      Class 6-A16....$    44.02912535
     Class 6-A5........$       0.00000000      Class 6-A17....$    44.02912559
     Class 6-A6........$      57.04470541      Class 6-A18....$    44.02912561
     Class 6-A7........$       0.00000000      Class 6-PO.....$     1.66311963
     Class 6-A8........$       0.69578156      Class 6-M......$     0.69578097
     Class 6-A9........$       0.00000000      Class 6-B1.....$     0.69578269
     Class 6-A10.......$      80.50250701      Class 6-B2.....$     0.69578274
     Class 6-A11.......$       0.00000000      Class 6-B3.....$     0.69578286
     Component A11A....$       0.00000000      Class 6-B4.....$     0.69577988
     Component A11B....$       0.00000000      Class 6-B5.....$     0.69578163
     Class 6-A12.......$      14.34147541      Class 6-R......$     0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 6-A1........$      43.08644027      Class 6-A14....$     0.00000000
     Class 6-A2........$       0.00000000      Class 6-A15....$     0.00000000
     Class 6-A3........$       0.00000000      Class 6-A16....$    43.08644005
     Class 6-A4........$       0.68088472      Class 6-A17....$    43.08644028

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     Class 6-A5........$       0.00000000      Class 6-A18....$    43.08644030
     Class 6-A6........$      55.82335011      Class 6-PO.....$     1.62751142
     Class 6-A7........$       0.00000000      Class 6-M......$     0.00000000
     Class 6-A8........$       0.68088453      Class 6-B1.....$     0.00000000
     Class 6-A9........$       0.00000000      Class 6-B2.....$     0.00000000
     Class 6-A10.......$      78.77890860      Class 6-B3.....$     0.00000000
     Class 6-A11.......$       0.00000000      Class 6-B4.....$     0.00000000
     Component A11A....$       0.00000000      Class 6-B5.....$     0.00000000
     Component A11B....$       0.00000000      Class 6-R......$     0.00000000
     Class 6-A12.......$      14.03441734
     Class 6-A13.......$       0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 6-A1........$       5.31574990      Class 6-A15....$     6.24999972
     Class 6-A2........$       6.25000000      Class 6-A16....$     5.06768137
     Class 6-A3........$       6.25000000      Class 6-A17....$     5.13855826
     Class 6-A4........$       6.22016561      Class 6-A18....$     6.37889971
     Class 6-A5........$       6.25000062      Class 6-M......$     6.22016518
     Class 6-A6........$       5.36081715      Class 6-B1.....$     6.22016569
     Class 6-A7........$       6.25000000      Class 6-B2.....$     6.22016455
     Class 6-A8........$       6.22016555      Class 6-B3.....$     6.22016225
     Class 6-A9........$       6.24999966      Class 6-B4.....$     6.22017201
     Class 6-A10.......$       4.70945909      Class 6-B5.....$     6.22014281
     Class 6-A11.......$       0.00000000      Class 6-R......$     0.00000000
     Component A11A....$       0.00000000      Class 6-S......$     0.55464388
     Component A11B....$       0.00000000
     Class 6-A12.......$       5.63803279
     Class 6-A13.......$       6.25000000
     Class 6-A14.......$       0.00000000

     iv)  Accrual Amount:

          Class A11A Component      $            0.00
          Class A11B Component      $            0.00
          Class A14 Component       $          874.83


     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:......$        72,925.78

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:........$   350,969,525.74

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:..................             1,195

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                       Class Certificate         Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

          Class 6-A1...................$  44,685,763.03  $           806.49
          Class 6-A2...................$  27,152,000.00  $         1,000.00
          Class 6-A3...................$   8,015,000.00  $         1,000.00
          Class 6-A4...................$  56,688,251.31  $           994.53
          Class 6-A5...................$   6,001,105.00  $         1,000.00
          Class 6-A6...................$  32,528,688.59  $           800.69
          Class 6-A7...................$   1,927,000.00  $         1,000.00
          Class 6-A8...................$  19,704,637.25  $           994.53
          Class 6-A9...................$   3,680,965.00  $         1,000.00
          Class 6-A10..................$   7,162,156.30  $           673.01
          Class 6-A11..................$           0.00  $             0.00
          Component A11A...............$           0.00  $             0.00
          Component A11B...............$           0.00  $             0.00
          Class 6-A12..................$      54,152.29  $           887.74
          Class 6-A13..................$  14,305,000.00  $         1,000.00
          Class 6-A14..................$     140,847.71  $         1,051.10
          Class 6-A15..................$   8,802,874.00  $         1,000.00
          Class 6-A16..................$  20,229,784.34  $           806.49
          Class 6-A17..................$  66,700,499.55  $           806.49
          Class 6-A18..................$  15,837,014.94  $           806.49
          Class 6-PO...................$     411,834.15  $           984.45
          Class 6-M....................$   5,979,511.56  $           994.53
          Class 6-B1...................$   3,986,340.70  $           994.53
          Class 6-B2...................$   2,989,755.27  $           994.53
          Class 6-B3...................$   1,993,169.86  $           994.53
          Class 6-B4...................$     597,950.66  $           994.53
          Class 6-B5...................$   1,395,224.23  $           994.53
          Class 6-R....................$           0.00  $             0.00
          Class 6-S....................$ 332,148,831.22  $           870.46

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.....................................$             0.00
          unpaid principal balance.......................$             0.00
          number of related mortgage loans...............                 0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                            Number     8    Principal Balance $   1,795,445.81
               (2)  60-89 days
                            Number     0    Principal Balance $           0.00
               (3)  90 days or more
                            Number     0    Principal Balance $           0.00

          (b)  in foreclosure
                            Number     0    Principal Balance $           0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage
          Loan purchased pursuant to Section 3.01(c): ..............
                                                      $       0.00  $      0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                      $       0.00  $      0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 6-S: ........................      0.388427%

     xiii) Senior Percentage for such Distribution Date:........... 95.31465000%

     xiv)  Category A-Senior Percentage for such Distribution Date: 68.37084000%

     xv)   Category B-Senior Percentage for such Distribution Date: 19.70323300%

     xvi)  Category C-Senior Percentage for such Distribution Date:  7.24057800%

     xvii) Category A-Percentage for such Distribution Date: ...... 71.73172200%

     xviii)Category B-Percentage for such Distribution Date: ...... 20.67177800%

     xix)  Category C-Percentage for such Distribution Date: ......  7.59650000%

      xx)  Group I Senior Percentage for such Distribution Date: .. 70.18074200%

      xxi) Category A-Group I Senior Percentage for such
           Distribution Date: ..................................... 52.69352700%

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     xxii) Category B-Group I Senior Percentage for such
           Distribution Date: ..................................... 14.25385400%

    xxiii) Category C-Group I Senior Percentage for such
           Distribution Date: .....................................  3.23336100%

     xxiv) Category  C-Group I Scheduled  Distribution  Percentage
           for such Distribution Date: ............................  7.24057800%

      xxv) Group II Senior Percentage for such Distribution Date: . 25.13390800%

     xxvi) Category A-Group II Senior Percentage for such
           Distribution Date: ..................................... 15.67731300%

    xxvii) Category B-Group II Senior Percentage for such
           Distribution Date: .....................................  5.44937900%

   xxviii) Category C-Group II Senior Percentage for such
           Distribution Date: .....................................  4.00721700%

     xxix) Category C-Group II Scheduled  Distribution  Percentage
           for such Distribution Date: ............................  0.00000000%

      xxx) Senior Prepayment Percentage for such Distribution Date:100.00000000%

     xxxi) Category A-Senior Prepayment Percentage
           for such Distribution Date: ............................ 71.73172200%

    xxxii) Category B-Senior Prepayment Percentage
           for such Distribution Date: ............................ 20.67177800%

   xxxiii) Category C-Senior Prepayment Percentage
           for such Distribution Date: ............................  7.59650000%

    xxxiv) Group I Senior Prepayment Percentage for such
           Distribution Date: .....................................100.00000000%

     xxxv) Category A-Group I Senior Prepayment Percentage for such
           Distribution Date: ..................................... 71.73172200%

    xxxvi) Category B-Group I Senior Prepayment Percentage for such
           Distribution Date: ..................................... 20.67177800%

   xxxvii) Category C-Group I Senior Prepayment Percentage for such
           Distribution Date: .....................................  7.59650000%

  xxxviii) Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

    xxxix) Category A-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

     xxxx) Category B-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

    xxxxi) Category C-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

   xxxxii) Junior Percentage for such Distribution Date: ..........  4.68535000%

   xxxxiii)Junior Prepayment Percentage for such Distribution Date:  0.00000000%